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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 FORM 8-K/A-2


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): April 15, 1996


                            RESPONSE ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                   TENNESSEE
                (State or other jurisdiction of incorporation)


        0-15416                                          62-1212264
(Commission File Number)                    (I.R.S. Employer Identification No.)


                1775 MORIAH WOODS BLVD., MEMPHIS TENNESSEE 38117
          (Address of principal executive offices, including Zip Code)


                                 (901) 761-7000
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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In connection with the consummation of the acquisition of a business that is a significant subsidiary, the Registrant filed a Current Report on Form 8-K on April 15, 1996, and a Current Report on Form 8-K/A on June 28, 1996. The Registrant hereby files this Amendment to the previously filed Form 8-K/A in order to file the following correction to exhibit 10(r).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

1. Service Agreement between Response Oncology, Inc. and Knoxville Hematology Oncology Associates, P.L.L.C. dated April 12, 1996.*


* PORTIONS OF EXHIBIT 10(r) HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           RESPONSE ONCOLOGY, INC.

                           By: /s/ Debbie Elliott
                               ------------------------------------------------
                               Debbie Elliott, Executive Vice President Finance


Dated: December 3, 1996

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                                EXHIBIT INDEX


                                                                                               Sequentially
  Exhibit                                                                                        Numbered
  Number             Description of Exhibit                                                        Page
  -------            ----------------------                                                    -------------
    10(r)            Service Agreement between Response Oncology, Inc., Knoxville Hematology
                     Oncology Associates, P.L.L.C. and Members of Knoxville Hematology
                     Oncology Associates, P.L.L.C. dated April 12, 1996*

* PORTIONS OF EXHIBIT 10(r) HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.